THIRD AMENDMENT TO
                                CREDIT AGREEMENT
                          Dated as of February 25, 1999

     THIRD AMENDMENT, dated as of February 25, 1999 (the "Third Amendment"), to Credit Agreement, dated as of May 11, 1998 (as heretofore amended and as may be from time to time supplemented and amended, the "Credit Agreement"), between THE TOPPS COMPANY, INC., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, in its capacity as lender (in such capacity, the "Lender") and as Agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, on May 11, 1998, the Borrower, the Lender and the Agent entered into the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lender agree to modify certain terms of the Credit Agreement, and the Lender has agreed to do so on the terms and conditions set forth herein;

     WHEREAS, unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein are used herein as therein defined.

     NOW  THEREFORE,   the  parties  to  this  Third  Amendment,   for  valuable
consideration the receipt and sufficiency of which are hereby acknowledged, hereto agree as follows:

     I. . AMENDMENT TO INITIAL "WHEREAS" CLAUSE. The Initial "WHEREAS" clause of the Credit Agreement is hereby amended by deleting the dollar amount "$9,450,000" where it appears therein and replacing in lieu thereof the amount "$12,450,000".

     I. . AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended (a) by amending the definition of "Revolving Commitment" by deleting the dollar amount "$9,450,000" where it appears therein and replacing in lieu thereof the amount"12,450,000;" (b) by amending the definition of "Loan Documents" by inserting the words "the Topps Enterprises Guaranty," prior to the words "the Security Documents" where such words appear therein; and (c) by inserting the following definitions in the appropriate alphabetical order:

          "Guarantor" means Topps Enterprises.

          "Third Amendment" means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, between the Borrower and the Agent.

          "Third Amendment Effective Date" means the date on which all of the conditions to the effectiveness of the Third Amendment are either satisfied or waived.

          "Topps   Enterprises"  means  Topps  Enterprises,   Inc.,  a  Delaware
     corporation.

          "Topps Enterprises Guaranty" means that certain guaranty, dated as of the Third Amendment Effective Date made by Topps Enterprises in favor of the Agent and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

     I. . AMENDMENT TO SECTION 2.05. Section 2.05 of the Credit Agreement is hereby amended by (a) deleting the dollar amount "$4,500,000" in subparagraph
(b)(i) thereof and replacing in lieu thereof the amount "$7,500,000" and (b) by deleting the dollar amount "$2,000,000" in subparagraph (b)(iii) thereof and replacing in lieu thereof the amount "$3,500,000."

     I. . AMENDMENT TO SECTION 6.04. Section 6.04 of the Credit Agreement is hereby amended by deleting the dollar amount "$15,000,000" in paragraph (e) thereof and replacing in lieu thereof the amount "$17,000,000."

     I. . AMENDMENT TO SECTION 9.01. Section 9.01 of the Credit Agreement is hereby amended by deleting the name and address of Zalkin, Rodin & Goodman LLP in paragraph (b) thereof and replacing in lieu thereof the following:

          Morgan,  Lewis & Bockius  LLP,
          101 Park  Avenue,  New York,  New York 10178-0060
          Attention: Mark F. Liscio, Esq. (Telecopy No. 212-309-6273)

     I. . AMENDMENT TO SCHEDULES. Schedule 2.01 of the Credit Agreement is hereby amended and replaced in its entirety by Exhibit A hereto and Schedule
3.06 of the Credit Agreement is hereby amended and replaced in its entirety by Exhibit B hereto.

     I. . REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantor hereby represent and warrant that:

          1. each of the representations and warranties contained in Article III of the Credit Agreement and in each of the other Loan Documents is true and correct (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such specific date);

          1. after giving effect to this Third Amendment, there does not exist a Default or an Event of Default as of the date hereof;

          1. the execution, delivery and performance by the Borrower of this Third Amendment (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate and, if required, stockholder action, and (iii) (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (D) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

          1. This Third Amendment has been duly executed and delivered by the Borrower.

          1. This Third Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     I. . CONDITIONS PRECEDENT. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") on which each of the following conditions is satisfied or waived:

          1. The Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Third Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Third Amendment) that such party has signed a counterpart of this Third Amendment;

          1. The Agent (or its counsel) shall have received an original executed Amended and Restated Revolving Credit Note, dated the Third Amendment Effective Date, made by the Borrower in favor of the Agent, in the amount of $12,450,000;

          1. The Agent (or its counsel) shall have received signed counterparts of the Topps Enterprises Guaranty substantially in the form of Exhibit C hereto and a Trademark Security Agreement Supplement, substantially in the form of Exhibit A to the Trademark Security Agreement, with respect to any additional Trademark Collateral acquired since the date of the Trademark Security Agreement;

          1. The Agent (or its counsel) shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence or good standing of the Borrower and the Guarantor, the authorization of the transactions contemplated hereby and any other legal matters relating to the Borrower, the Guarantor, the Loan Documents or the transactions contemplated hereby, all in form and substance satisfactory to the Agent and its counsel.

          1. The Agent (or its counsel) shall have received a certificate, dated the Effective Date and signed by the President, Vice President or Financial Officer of the Borrower, concerning compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

          1. The Agent (or its counsel) shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Effective
     Date) of Willkie Farr & Gallagher, counsel for the Borrower and the Guarantor, covering such matters relating to the Borrower, Guarantor, the Loan Documents or the transactions contemplated hereby as the Agent shall reasonably request.

          1. The Agent (or its counsel) shall have received signed counterparts of a Fee Reduction Consent Letter, dated the Effective Date, which sets forth the consent of the Agent to the reduction of a certain fee as provided for in that certain Fee Letter, dated April 2, 1998.

          1. All consents and approvals required to be obtained by any Governmental Authority or any other Person as shall be required to consummate the transactions contemplated hereby, shall have been obtained and all approvals shall have expired in each case, without the imposition of any burdensome conditions.

          1. The Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or repaid by the Borrower and the Guarantor hereunder or under any other Loan Documents.

          1. The Agent shall have received such other documents, instruments, certificates and opinions as are customary for transactions of this type or as the Agent may reasonably request, and shall be satisfied with such other conditions as it may reasonably require.

     I. . CONTINUOUS EFFECT. The terms of this Third Amendment shall not operate as a waiver by the Agent or the Lenders, or otherwise prejudice the rights, remedies or powers of the Agent or the Lenders under the Loan Documents or under applicable law. Except as expressly provided herein: (x) no terms and provisions of the Loan Documents are modified or changed by this Third Amendment; and (y) the terms and provisions of the Loan Documents shall continue in full force and effect.

     I. . SEVERABILITY. The provisions of this Third Amendment are intended to be severable. If for any reason any provision of this Third Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     I. . COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart.

     I. . INTEGRATION. This Third Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated hereby and supersedes any prior oral or written statements or agreements with respect to such transactions.

     I. . GOVERNING LAW. THIS THIRD AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and the year first written.

                                  THE TOPPS COMPANY, INC.

     By:_________________________ Name:
                                  Title:



                                   THE CHASE MANHATTAN BANK,
                                   individually and as Agent,

     By:_________________________ Name:
                                  Title:

                                                                       EXHIBIT A
                                                                              TO
                                                                 THIRD AMENDMENT


                                  SCHEDULE 2.01

                                   COMMITMENTS


                              Term Loan Commitment

     The Chase Manhattan Bank                                    $24,950,000


                              Revolving Commitment

     The Chase Manhattan Bank                                    $12,450,000

                                                                       EXHIBIT B

                        SCHEDULE 3.06 - DISCLOSED MATTERS


     In August 1996, the Company was named a defendant in a class action in the United States District Court for the Eastern District of New York (the "New York Court") entitled Sullivan et al. v. The Topps Company, Inc., No. CV 96 3779 (E.D.N.Y.) (the "Action"). The Action alleged, among other things, that the Company violated the federal Racketeer Influenced and Corrupt Organizations Act ("RICO") by its practice of selling sports and entertainment trading cards with randomly-inserted "insert" cards, allegedly in violation of state and federal anti-gambling laws. During the last two and a half years, the Company's principal competitors and principal licensors were separately sued in various federal courts for employing, or participating in, the same or similar practices. The Action sought treble damages and attorneys' fees on behalf of all purchasers of packs of cards potentially including "insert" cards over a four-year period. The New York Court granted the Company's motion to dismiss the Action with prejudice in August 1997. The New York Court later denied motions by plaintiffs to alter, amend or vacate the judgment, and for leave to file an amended complaint. Plaintiffs' time to appeal all of these rulings has expired, and the judgment for the Company dismissing the Action is now final and nonappealable.

     In September 1998, the Company filed an action in the New York Court seeking declaratory and injunctive relief against a class of all original end-use purchasers of trading cards marketed within the four years prior to the filing of the complaint in packages that may contain randomly-inserted "insert" cards, entitled The Topps Company, Inc. v. Sullivan et al., No. CV 98 6023 (EHN) (E.D.N.Y.) (the "Declaratory Judgment Action") The Declaratory Judgment Action seeks a declaratory judgment that the defendant class of card purchasers did not suffer any injury cognizable under RICO by this practice, and an injunction enjoining the defendant class from filing or pursuing any further RICO actions against the Company relating to the purchase of trading cards. Two similar declaratory judgment actions have been filed by several of the Company's principal licensors in the New York Court. On December 14, 1998 defendants in all of the declaratory judgment actions moved to dismiss the complaints, and the New York Court will hear oral argument on the motion on February 26, 1999.

     In November 1998, the Company was named a defendant in a purported class action commenced in the United States District Court for the Southern District of California (the "California Court") entitled Rodriquez et al. v. The Topps Company, Inc., No. CV 2121-B (AJB) (S.D. Cal.) (the "Class Action"). The Class Action alleged that the Company violated RICO, and the California Unfair Business Practices Act, by its practice of selling sports and entertainment trading cards with randomly-inserted "insert" cards, allegedly in violation of state and federal anti-gambling laws. The Class Action seeks treble damages and attorneys' fees on behalf of all individuals who purchased packs of cards at least in part to obtain an "insert" card over a four-year period. On January 25, 1999, the Company moved to dismiss the complaint, and the California Court will hear oral argument on the motion on March 1, 1999. On January 22, 1999, plaintiffs moved to consolidate the Class Action with similar class actions pending against several of the Company's principal competitors and principal licensors in the California Court. The Company opposed this motion.

                                                                       EXHIBIT C
                                                                              TO
                                                                 THIRD AMENDMENT

                           TOPPS ENTERPRISES GUARANTY


          TOPPS ENTERPRISES GUARANTY, dated as of February 25, 1999 (together with any amendments, restatements, modifications and supplements, the "Guaranty") made by TOPPS ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK, as agent (the "Agent") for the lenders (the "Lenders") party to the Credit Agreement (as hereinafter defined). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, the Agent, the Lenders and The Topps Company, Inc. (the "Obligor") entered into a Credit Agreement dated as of May 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

          WHEREAS, contemporaneously with the execution and delivery of this Guaranty, the Agent, the Lenders and the Obligor are entering into a Third Amendment to the Credit Agreement (the "Third Amendment").

          WHEREAS, in consideration for the Agent's and the Lenders' agreement to enter into the Third Amendment and the transactions contemplated thereby, the Guarantor has agreed to guaranty the payment of the obligations owing under the Credit Agreement.

          WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Guarantor shall have executed and delivered to the Agent and the Lenders this Guaranty;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor agrees with Agent and the Lenders as follows:

          SECTION 1. Guaranty. (a) The Guarantor hereby unconditionally guarantees the punctual payment when due, of all obligations of every kind or character now or hereafter existing, whether matured or unmatured, contingent or liquidated, of the Obligor to each of the Agent and the Lenders under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise and whether in United States dollars or other currencies, and any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any of their respective rights under this Guaranty (all such obligations being collectively referred to as the "Obligations").

          SECTION 2. Guaranty of Payment. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment and performance when due and not of collection, and waives any right to require that any resort be had by any of the Lenders to (i) the Obligor, (ii) any other guarantor, (iii) any Collateral held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lenders in favor of the Obligor or any other person or (iv) recourse against any other party.

          SECTION 3. Guaranty Absolute. The Guarantor guarantees that the Obligations will be performed and paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any of the Lenders with respect thereto and is not subject to any setoff, counterclaim or defense. The Obligations of the Guarantor hereunder are independent of the obligations of other persons under any other related document, and a separate action or actions may be brought and prosecuted hereunder whether the action is brought against any such person or whether any such person is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

          (i) any lack of validity or enforceability of the Loan Documents, or to the Obligations;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any document evidencing or relating to any of the Obligations or the Loan Documents, including, but not limited to, an increase or decrease in the Obligations;

          (iii) any taking and holding of Collateral or any other collateral or additional guaranties for all or any of the Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination, or release of any collateral securing the Obligations, if any (the "Collateral") or any other collateral or such guaranties, or any non-perfection of any collateral or any consent to departure from any such guaranty;

          (iv) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Obligations, or the manner of sale of any Collateral or any other collateral;

               (v) any consent by one or more of the Lenders to the change, restructuring or termination of the corporate structure or existence of the Obligor or any affiliate thereof and any corresponding restructuring of the Obligations, or any other restructuring or refinancing of the Obligations or any portion thereof;

               (vi) any modification, compromise, settlement or release by one or more of the Lenders, by operation of law or otherwise, collection or other liquidation of the Obligations or the liability of the Obligor and any other guarantor, or of the Collateral or any other collateral, in whole or in part, and any refusal of payment by one or more of the Lenders, in whole or in part, from the Obligor or any guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Guarantor;

               (vii) the waiver of the performance or observance by the Obligor of any agreement, covenant, term or condition to be performed by it;

               (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar application or proceeding affecting the Obligor or any of its assets;

               (ix) the release of the Obligor from the performance or observance of any agreements, covenants, terms or conditions contained in any agreement or document evidencing or relating to the Obligations or the Loan Documents by operation of law; or

               (x) any other circumstance (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Guarantor.

               Without limiting the generality of the foregoing, the Guarantor hereby consents, and hereby agrees, that the rights of the Lenders hereunder, and the liability of the Guarantor hereunder, shall not be affected by any and all releases of any Collateral or any other collateral. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Obligor or otherwise, all as though such payment had not been made.

          SECTION 4. Waivers. The Guarantor waives presentment to, demand of payment from and protest to the Obligor, or any other guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for non-payment. The Guarantor hereby further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Obligor, or any other person or any Collateral or any other collateral.


          SECTION 5. Covenants. The Guarantor hereby waives any right to require the Lenders to proceed against the Obligor, any other guarantor or any person or proceed against any Collateral or any other collateral, or pursue any other remedy in the power of the Agent or the Lenders.

          SECTION 6. Subrogation. Upon payment by the Guarantor of any sums to the Lenders hereunder, all rights of the Guarantor against the Obligor arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and defeasible payment in full of all the Obligations. If any amount shall be paid to the Guarantor for the account of the Obligor, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Lenders to be credited and applied to the Obligations, whether matured or unmatured.

          SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 8. Notices, Etc. All notices and other communications to any party provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, addressed to such party, in the case of the Grantor, at 919 North Market Street, Wilmington, Delaware 19801, Attention of Ms. Barbara M. Morris (Telecopy No. 302-427-2323) with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 (Telecopy No. 212-728-8111), Attention of William Hiller, Esq., in the case of the Agent, at the address of the Agent referred to in Section 9.01(b) of the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (a) when received, if mailed or delivered, or (b) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

          SECTION 9. No Waiver, Remedies. No failure on the part of any of the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, the Credit Agreement or any other agreement relating to the Obligations.

          SECTION 10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or the Lenders to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether the Lenders shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. The rights of the Lenders under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

          SECTION 11. Continuing Guaranty; Transfer of Note; Release of Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the payment in full of all of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Lender may assign or otherwise transfer any instrument of indebtedness of the Obligor held by it, or any interest therein, or grant any participation in its rights or Obligations under any agreement relating to the Obligations and the Loan Documents subject to the provisions of such agreement to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to the Lender.

          SECTION 12. Jurisdiction; Waiver of Jury Trial. (a) THE GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF BOTH THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPEAL THEREFROM, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THIS GUARANTY MAY NOT BE ENFORCED IN OR BY SUCH COURTS. NEITHER THE GUARANTOR NOR THE LENDER WILL SEEK TO CONSOLIDATE SUCH PROCEEDING INTO ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

          SECTION 13. Applicable Law. THIS GUARANTY SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

          SECTION 14. Expenses of the Agent and the Lenders. The Guarantor agrees to pay all reasonable and necessary out-of-pocket expenses incurred by the Agent and the Lenders in connection with the enforcement or protection of its rights or the rights of the Agent and the Lenders generally in connection with the Guaranty including, but not limited to, the reasonable fees and disbursements of counsel for the Agent and the Lenders.



                          [Signature on Following Page]

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                             TOPPS ENTERPRISES, INC.



                                             By:

                                             Name:
                                             Title:

                                                                       EXHIBIT E


                     TRADEMARK SECURITY AGREEMENT SUPPLEMENT


          TRADEMARK SECURITY AGREEMENT SUPPLEMENT, dated as of February 25, 1999 (this "Supplement"), made by THE TOPPS COMPANY, INC., a Delaware corporation (the "Grantor") to The Chase Manhattan Bank, with an office at Four Metrotech Center, Brooklyn, New York 11245, as agent (the "Agent") for the benefit of each of the lenders (the "Lenders") signatory to the Credit Agreement dated as of May 11, 1998 (as may have been or may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Grantor, the Agent and the Lenders.

          WHEREAS, all terms used herein and not otherwise defined herein shall, unless the context specifically requires otherwise, have the respective meanings ascribed to them in, or pursuant to the provisions of, the Trademark Security Agreement (as hereinafter defined);

          WHEREAS, pursuant to the terms of the Credit Agreement and the other Loan Documents, the Lenders agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower and to be guarantied by the Guarantors thereunder;

          WHEREAS, the Trademark Security Agreement dated as of May 11, 1998 (the "Trademark Security Agreement") and recorded on May 15, 1998 in Reel 1727, Frame 0397 in the United States Patent and Trademark Office was delivered by the Grantor in favor of the Agent to secure its obligations under the Credit Agreement and the other Loan Documents; and

          WHEREAS, the Grantor and the Agent mutually desire to supplement the Trademark Security Agreement to add certain additional Trademarks as collateral for the respective obligations of Grantor under the Credit Agreement.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that
Schedule I to the Trademark Security Agreement is hereby supplemented to add the Trademark(s) set forth on Schedule A hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                   THE TOPPS COMPANY, INC.


          By:_____________________________________________
                                     Name:
                                     Title:



                                    AGENT:
                                    THE CHASE MANHATTAN BANK


          By:_____________________________________________
                                     Name:
                                     Title:

          By:_____________________________________________
                                     Name:
                                     Title:

                                                                      SCHEDULE A
                                                           TO TRADEMARK SECURITY
                                                            AGREEMENT SUPPLEMENT

                              ADDITIONAL TRADEMARKS

Trademark               Class            Serial Number              Filing Date

Bowman Rookie Card         16               75/578771                10/28/98
Precious Piggies & Pals    28               75/578377                10/23/98